UNITED STATES
SECURITES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 31, 2006

Multiband Corporation
(Exact name of registrant as specified in its chapter)

Minnesota	13529	41-1255001
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

9449 Science Center Drive
New Hope, Minnesota	55428
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	763-504-3000

(Former name or former address, if changed since last report)

Item 7.01 Regulation FD

a) Press Release- On April 4, 2006, Multiband Corporation (the Company) issued the attached press release related to its fiscal year end 2005 results.

b) Engagement Letter- On March 31, 2006, the Company entered into the attached engagement letter with B&L Financial to secure lease financing.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: April 6, 2006	By:	James L. Mandel
James L. Mandel
Chief Executive Officer